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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 4, 2001
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                   2 Paragon Drive, Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)



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Item 5.          Other events.

                  On December 4, 2001, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") executed a supplemental indenture, dated as of December 4, 2001 (the "Supplemental Indenture") to the existing indenture, dated as of January 1, 1991 between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank as successor by merger to Manufacturers Hanover Trust Company), as trustee. The Supplemental Indenture is attached hereto as Exhibit 4.1.

Item 7.          Exhibits.

                 (c)  Exhibits.  The following exhibit is filed herewith:

                 Exhibit No.             Description
                 -----------             -----------

                 4.1 First Supplemental Indenture dated as of December 4, 2001, to the existing indenture, dated as of January 1, 1991 between The Great Atlantic & Pacific Tea Company, Inc. and JPMorgan Chase Bank (formerly The Chase Manhattan Bank as successor by merger to Manufacturers Hanover Trust Company), as trustee.


                                      -1-

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 2001

                                 THE GREAT ATLANTIC & PACIFIC TEA
                                   COMPANY, INC.


                                 By:  /s/ William P. Costantini
                                      ---------------------------------------
                                      William P. Costantini
                                      Senior Vice President,
                                      General Counsel and Secretary


                                      -2-

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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

4.1 First Supplemental Indenture dated as of December 4, 2001, to the existing indenture, dated as of January 1, 1991 between The Great Atlantic & Pacific Tea Company, Inc. and JPMorgan Chase Bank (formerly The Chase Manhattan Bank as successor by merger to Manufacturers Hanover Trust Company), as trustee.